UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported)  September 30, 2004


            AEI REAL ESTATE FUND XVII LIMITED PARTNERSHIP
      (Exact name of registrant as specified in its charter)


      State of Minnesota           0-17467          41-1603719
(State or other jurisdiction  (Commission File    (IRS Employer
   of incorporation)                Number)      Identification No.)


      30 East 7th Street, Suite 1300, St. Paul, Minnesota, 55101
             (Address of Principal Executive Offices)


                           (651) 227-7333
       (Registrant's telephone number, including area code)


  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written  communication  pursuant  to  Rule  425  under  the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting  material  pursuant to  Rule  14a-12  under  the
      Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

       On September 30, 2004, the Partnership sold a Children's World daycare center in Chino, California to HP & J Associate, LLC, an unrelated third party. The Partnership received net cash proceeds of approximately $1,629,000 for the property, which resulted in a net gain of approximately $837,600.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a) Financial statements  of  businesses  acquired  -   Not
          Applicable.

      (b) Pro forma financial information - A limited number of pro forma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the pro forma statements. Assuming the Partnership had sold the property on January 1, 2003:

          The Partnership's Investments in Real Estate would have
          been  reduced by $841,995 and its Current Assets (cash)
          would   have  increased  by  $1,629,000  and  Partner's
          Capital would have increased by $787,005.

          For the year ended December 31, 2003, Income from Continuing Operations would have decreased $150,524, representing a decrease in rental income of $181,170, a decrease in depreciation expense of $28,908 and a decrease in property management expenses of $1,738. For the six months ended June 30, 2004, Income from Continuing Operations would have decreased $76,048, representing a decrease in rental income of $92,152, a decrease in depreciation expense of $14,454 and a decrease in property management expenses of $1,650.

          The net effect of these pro forma adjustments would have caused Net Income to decrease from $2,596,383 to $2,445,859 and from $2,766,396 to $2,690,888, which would have resulted in Net Income of $120.69 and $135.01 per Limited Partnership Unit outstanding for the year ended December 31, 2003 and the six months ended June 30, 2004, respectively.

      (c) Exhibits.

          Exhibit 10.1  - Purchase Agreement dated  September  9,
          2004 between the Partnership and HP & J Associates, LLC relating to the Property at 14635 Pipeline Avenue
          South, Chino, California.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI REAL ESTATE FUND XVII LIMITED
                              PARTNERSHIP

                              By: AEI Fund Management XVII, Inc.
                                 Its:  Managing General Partner


Date:  October 4, 2004        /s/ Patrick W Keene
                              By: Patrick W. Keene
                                 Its:  Chief Financial Officer